EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended March 31, 2015

INDEX

Page
Investor Information	2
2015 Business Developments	3 - 4
Common Shares Data	5
Financial Highlights	6
Funds From Operations	7 - 8
Funds Available for Distribution	9
Net Income / EBITDA (Consolidated and by Segment)	10 - 12
EBITDA by Segment and Region	13
Consolidated Balance Sheets	14
Capital Structure	15
Debt Analysis	16 - 18
Unconsolidated Joint Ventures	19 - 20
Square Footage	21
Top 30 Tenants	22
Lease Expirations	23 - 24
Leasing Activity	25
Occupancy, Same Store EBITDA and Residential Statistics	26
Capital Expenditures	27 - 30
Development Costs and Construction in Progress	31
Property Table	32 - 44

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2014.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, as amended, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Key Employees:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Mitchell N. Schear	President - Vornado / Charles E. Smith Washington, DC Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman / Scott Freitag	Steve Sakwa / Gabriel Hilmoe	Alexander Goldfarb / Ryan Peterson
Bank of America / Merrill Lynch	Evercore ISI	Sandler O'Neill
646-855-5808 / 646-855-3197	212-446-9462 / 212-446-9459	212-466-7937 / 212-466-7927

Ross Smotrich / Peter Siciliano	Brad K. Burke	John W. Guinee / Erin T. Aslakson
Barclays Capital	Goldman Sachs	Stifel Nicolaus & Company
212-526-2306 / 212-526-3098	917-343-2082	443-224-1307 / 443-224-1350

Michael Bilerman / Emmanuel Korchman	John Bejjani	Michael Lewis
Citi	Green Street Advisors	SunTrust Robinson Humphrey
212-816-1383 / 212-816-1382	949-640-8780	212-319-5659

Ian Weissman / Derek J.A. van Dijkum	Anthony Paolone	Ross T. Nussbaum / Nick Yulico
Credit Suisse	JP Morgan	UBS
212-538-6889 / 212-325-9752	212-622-6682	212-713-2484 / 212-713-3402

Vincent Chao	Vance H. Edelson
Deutsche Bank	Morgan Stanley
212-250-6799	212-761-0078

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	Credit Sights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thomas Cook	Mark Streeter
Citi	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2015 BUSINESS DEVELOPMENTS

Urban Edge Properties (“UE”) (NYSE: UE) spin-off

On January 15, 2015, we completed the spin-off of substantially all of our retail segment comprised of 79 strip shopping centers, three malls, a warehouse park and $225,000,000 of cash to Urban Edge Properties (“UE”) (NYSE: UE).  As part of this transaction, we retained 5,717,184 UE operating partnership units (5.4% ownership interest).  We are providing transition services to UE for an initial period of up to two years, including information technology, human resources, tax and financial reporting. UE is providing us with leasing and property management services for (i) the Monmouth Mall, (ii) certain small retail properties that we plan to sell, and (iii) our affiliate, Alexander’s, Inc. (NYSE: ALX), Rego Park retail assets. Steven Roth, our Chairman and Chief Executive Officer is a member of the Board of Trustees of UE.  The spin-off distribution was effected by Vornado distributing one UE common share for every two Vornado common shares.

Acquisitions

Since January 1, 2015, we completed the following acquisitions:

•         On January 20, we and one of the Fund’s limited partners co-invested with the Fund to buy out the Fund’s joint venture partner’s 57% interest in the Crowne Plaza Times Square Hotel.

•         On March 18, we acquired the Center Building, a 437,000 square foot office building, located at 33-00 Northern Boulevard in Long Island City, New York, for $142,000,000, including the assumption of an existing $62,000,000, 4.43% mortgage maturing in October 2018.

•         As of March 31, we have made a $25,000,000 non-refundable deposit related to an agreement to acquire a property in the Penn Plaza submarket in Manhattan for $355,000,000.

•         On April 8, we made an $11,000,000 refundable contribution to a joint venture, in which we will have a 55% interest.  The joint venture plans to develop a 173,000 square foot Class-A office building, located on the western side of the High Line at 510 West 22nd Street.

2015 BUSINESS DEVELOPMENTS

Dispositions

Since January 1, 2015, we completed the following dispositions:

•         On March 13, we sold our lease position in Geary Street, CA for $34,189,000, which resulted in a net gain of $21,376,000.

•         On March 25, the Fund completed the sale of 520 Broadway for $91,650,000. The Fund realized a $24,705,000 net gain over the holding period.

•         On March 31, we transferred the redeveloped Springfield Town Center, a 1,350,000 square foot mall located in Springfield, Fairfax County, Virginia, to Pennsylvania Real Estate Investment Trust (“PREIT”).  The financial statement gain was $7,823,000, of which $7,192,000 was recognized in the first quarter and the remaining $631,000 was deferred based on our ownership interest in PREIT.  In the first quarter of 2014, we recorded a non-cash impairment loss of $20,000,000 on Springfield Town Center which is included in “income from discontinued operations” on our consolidated statements of income.

•         During the first quarter, we sold five residual retail properties, in separate transactions, for an aggregate of $10,731,000, which resulted in net gains of $3,675,000.

Financing Activities

Since January 1, 2015, we completed the following financing transactions:

•         On January 1, we redeemed all of the $500,000,000 principal amount of our outstanding 4.25% senior unsecured notes, which were scheduled to mature on April 1, 2015, at a redemption price of 100% of the principal amount plus accrued interest through December 31, 2014.

•         On April 1, we completed a $308,000,000 refinancing of RiverHouse Apartments, a three building, 1,670 unit rental complex located in Arlington, V.A.  The loan is interest-only at LIBOR plus 1.28% and matures in 2025.  We realized net proceeds of approximately $43,000,000.  The property was previously encumbered by a 5.43% $195,000,000 mortgage maturing in April 2015 and a $64,000,000 mortgage at LIBOR plus 1.53% maturing in 2018.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

		First Quarter 2015		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014

High Price		$116.02		$120.23	$109.12	$109.01
Low Price		$104.11		$93.09	$99.26	$96.93
Closing Price - end of quarter		$112.00		$117.71	$99.96	$106.73

Annualized Dividend per share		$2.52	(1)	$2.92	$2.92	$2.92

Annualized Dividend Yield - on Closing Price		2.3%		2.5%	2.9%	2.7%

Outstanding shares, Class A units and convertible preferred units
as converted, excluding stock options (in thousands)		200,361		199,753	199,721	199,652

Closing market value of outstanding shares, Class A units and
convertible preferred units as converted, excluding stock options		$22.4 Billion		$23.5 Billion	$20.0 Billion	$21.3 Billion

(1)

The first quarter 2015 dividend is after the January 15, 2015 spin-off of Urban Edge Properties (NYSE: UE). The $2.52 annualized dividend, combined with the expected dividend of UE, is the same $2.92 annual dividend that was paid in 2014.

TIMING

Quarterly financial results and related earnings conference calls for the remainder of 2015 are expected to occur as follows:

	Filing Date	Earnings Call

Second Quarter 2015	Monday, August 3, 2015	Tuesday, August 4, 2015 10AM ET
Third Quarter 2015	Monday, November 2, 2015	Tuesday, November 3, 2015 10AM ET

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), FFO as adjusted for comparability, and Funds Available for Distribution ("FAD"). A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended
	March 31,		December 31,
	2015	2014	2014
Total revenues	$606,802	$562,381	$597,010

Net income attributable to common shareholders	$84,593	$62,349	$513,238
Per common share:
Basic	$0.45	$0.33	$2.73
Diluted	$0.45	$0.33	$2.72

FFO as adjusted for comparability	$209,262	$187,336	$222,941
Per diluted share	$1.10	$0.99	$1.18

FFO	$220,084	$247,079	$230,143
FFO - Operating Partnership Basis ("OP Basis")	$233,926	$262,431	$244,315
Per diluted share	$1.16	$1.31	$1.22

FAD	$154,305	$152,032	$141,499
Per diluted share	$0.81	$0.81	$0.75

Dividends per common share	$0.63	$0.73	$0.73

FFO payout ratio (based on FFO as adjusted for comparability)	57.3%	73.7%	61.9%
FAD payout ratio	77.8%	90.1%	97.3%

Weighted average shares used in determining FFO per diluted share - REIT basis	189,381	188,287	188,970
Convertible units:
Class A	10,675	10,611	10,599
D-13	423	498	429
G1-G4	76	87	73
Equity awards - unit equivalents	737	503	536
Weighted average shares used in determining FFO per diluted share - OP Basis	201,292	199,986	200,607

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended
		March 31,		December 31,
		2015	2014	2014
Reconciliation of our net income to FFO:
	Net income attributable to Vornado	$104,077	$82,717	$533,603
	Depreciation and amortization of real property	118,256	142,569	129,944
	Net gains on sale of real estate	(10,867)	-	(449,396)
	Real estate impairment losses	256	20,842	5,676
	Proportionate share of adjustments to equity in net loss of
	Toys, to arrive at FFO:
	Depreciation and amortization of real property	-	11,415	-
	Income tax effect of above adjustments	-	(3,995)	-
	Proportionate share of adjustments to equity in net income of
	partially owned entities, excluding Toys, to arrive at FFO:
	Depreciation and amortization of real property	36,272	25,271	24,350
	Net gains on sale of real estate	-	-	(10,820)
	Noncontrolling interests' share of above adjustments	(8,448)	(11,399)	17,127
	FFO attributable to Vornado	239,546	267,420	250,484
	Preferred share dividends	(19,484)	(20,368)	(20,365)
	FFO attributable to common shareholders	220,062	247,052	230,119
	Convertible preferred share dividends	22	27	24
	FFO attributable to common shareholders plus assumed conversions	220,084	247,079	230,143
	Add back of income allocated to noncontrolling interests of the
	Operating Partnership	13,842	15,352	14,172
	FFO - OP Basis (1)	$233,926	$262,431	$244,315
	FFO per diluted share (1)	$1.16	$1.31	$1.22

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flows as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF FFO TO FFO AS ADJUSTED FOR COMPARABILITY
(unaudited and in thousands, except per share amounts)

		Three Months Ended
		March 31,		December 31,
		2015	2014	2014

FFO attributable to common shareholders plus assumed conversions	(A)	$220,084	$247,079	$230,143
Per diluted share		$1.16	$1.31	$1.22
Items that affect comparability income:
FFO from discontinued operations (including UE spin-off related
	costs of $22,645, $499, and $5,613 in the three months ended
	March 31, 2015 and 2014, and December 31, 2014, respectively)	7,396	45,398	38,284
Acquisition and transaction related costs		(1,981)	(1,285)	(12,763)
Net gain on sale of residential condominiums and a land parcel		1,860	9,635	363
Toys FFO		1,454	9,267	606
Write-off of deferred financing costs and defeasance costs in connection
	with refinancings	-	-	(16,747)
Other, net		2,721	-	(2,097)
		11,450	63,015	7,646
Noncontrolling interests' share of above adjustments		(628)	(3,272)	(444)
Items that affect comparability, net	(B)	$10,822	$59,743	$7,202
Per diluted share		$0.06	$0.32	$0.04

FFO attributable to common shareholders plus assumed conversions,
as adjusted for comparability	(A-B)	$209,262	$187,336	$222,941
Per diluted share		$1.10	$0.99	$1.18

RECONCILIATION OF FFO TO FAD(1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended
		March 31,		December 31,
		2015	2014	2014

FFO attributable to common shareholders plus assumed conversions	(A)	$220,084	$247,079	$230,143

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures		52,048	72,500	101,756
Straight-line rentals		29,296	12,990	24,261
Stock-based compensation expense		(20,142)	(11,024)	(8,252)
Amortization of acquired below-market leases, net		11,992	9,254	10,725
Amortization of debt issuance costs		(7,456)	(4,422)	(9,945)
Items that affect comparability per page 8, excluding FFO attributable to
discontinued operations		4,054	17,617	(30,638)
Non real estate depreciation		(1,922)	(1,575)	(1,529)
Carried interest and our share of net unrealized gains from Real Estate Fund		1,621	5,317	7,725
Noncontrolling interests' share of above adjustments		(3,712)	(5,610)	(5,459)
	(B)	65,779	95,047	88,644

FAD(1)	(A-B)	$154,305	$152,032	$141,499

FAD per diluted share		$0.81	$0.81	$0.75
FAD payout ratio(2)		77.8%	90.1%	97.3%

(1)

FAD is defined as FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2)

FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	March 31,			December 31,
	2015	2014	Inc (Dec)	2014
Property rentals	$458,528	$444,438	$14,090	$455,435
Straight-line rent adjustments	29,296	12,990	16,306	24,261
Amortization of acquired below-market leases, net	12,450	9,712	2,738	11,183
Total rentals	500,274	467,140	33,134	490,879
Tenant expense reimbursements	66,921	59,301	7,620	65,455
Fee and other income:
BMS cleaning fees	22,633	18,956	3,677	22,040
Management and leasing fees	4,192	5,828	(1,636)	4,046
Lease termination fees	3,747	3,577	170	4,940
Other income	9,035	7,579	1,456	9,650
Total revenues	606,802	562,381	44,421	597,010
Operating expenses	254,493	236,561	17,932	246,564
Depreciation and amortization	124,122	131,792	(7,670)	121,489
General and administrative	58,492	47,502	10,990	40,906
Acquisition and transaction related costs, and impairment losses	1,981	1,285	696	14,806
Total expenses	439,088	417,140	21,948	423,765
Operating income	167,714	145,241	22,473	173,245
Income from real estate fund investments	24,089	18,148	5,941	20,616
(Loss) income from partially owned entities	(2,405)	1,979	(4,384)	19,295
Interest and debt expense	(91,674)	(96,312)	4,638	(111,713)
Interest and other investment income, net	10,792	11,850	(1,058)	9,938
Net gain on disposition of wholly owned and partially owned assets	1,860	9,635	(7,775)	363
Income before income taxes	110,376	90,541	19,835	111,744
Income tax expense	(971)	(851)	(120)	(2,498)
Income from continuing operations	109,405	89,690	19,715	109,246
Income from discontinued operations	15,841	8,466	7,375	466,740
Net income	125,246	98,156	27,090	575,986
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(15,882)	(11,579)	(4,303)	(11,322)
Operating Partnership	(5,287)	(3,860)	(1,427)	(31,061)
Net income attributable to Vornado	104,077	82,717	21,360	533,603
Interest and debt expense	114,675	170,952	(56,277)	143,674
Depreciation and amortization	156,450	196,339	(39,889)	155,921
Income tax (benefit) expense	(739)	19,831	(20,570)	2,759
EBITDA	$374,463	$469,839	$(95,376)	$835,957

Capitalized leasing and development payroll	$4,941	$3,569	$1,372	$5,762
Capitalized interest and debt expense	$11,110	$13,622	$(2,512)	$16,269

(1)

EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization." Management considers EBITDA a supplemental measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

EBITDA BY SEGMENT
(unaudited and in thousands)

	Three Months Ended March 31, 2015

	Total	New York		Washington, DC		Other
Property rentals	$458,528	$286,794		$107,366		$64,368
Straight-line rent adjustments	29,296	17,474		5,311		6,511
Amortization of acquired below-market leases, net	12,450	11,110		377		963
Total rentals	500,274	315,378		113,054		71,842
Tenant expense reimbursements	66,921	49,501		11,469		5,951
Fee and other income:
BMS cleaning fees	22,633	27,303		-		(4,670)
Management and leasing fees	4,192	1,444		3,086		(338)
Lease termination fees	3,747	3,522		129		96
Other income	9,035	2,365		6,230		440
Total revenues	606,802	399,513		133,968		73,321
Operating expenses	254,493	170,661		50,803		33,029
Depreciation and amortization	124,122	70,055		36,490		17,577
General and administrative	58,492	12,044		5,704		40,744
Acquisition and transaction related costs, and impairment losses	1,981	-		-		1,981
Total expenses	439,088	252,760		92,997		93,331
Operating income (loss)	167,714	146,753		40,971		(20,010)
Income from real estate fund investments	24,089	-		-		24,089
(Loss) income from partially owned entities	(2,405)	(5,663)		131		3,127
Interest and debt expense	(91,674)	(45,351)		(18,160)		(28,163)
Interest and other investment income, net	10,792	1,862		13		8,917
Net gain on disposition of wholly owned and partially owned assets	1,860	-		-		1,860
Income (loss) before income taxes	110,376	97,601		22,955		(10,180)
Income tax (expense) benefit	(971)	(943)		674		(702)
Income (loss) from continuing operations	109,405	96,658		23,629		(10,882)
Income from discontinued operations	15,841	-		-		15,841
Net income	125,246	96,658		23,629		4,959
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(15,882)	(1,506)		-		(14,376)
Operating Partnership	(5,287)	-		-		(5,287)
Net income (loss) attributable to Vornado	104,077	95,152		23,629		(14,704)
Interest and debt expense	114,675	58,667		21,512		34,496
Depreciation and amortization	156,450	94,124		40,752		21,574
Income tax (benefit) expense	(739)	1,002		(2,636)		895
EBITDA for the three months ended March 31, 2015	$374,463	$248,945		$83,257		$42,261

EBITDA for the three months ended March 31, 2014	$469,839	$233,798		$84,087		$151,954

EBITDA as adjusted for comparability - OP basis:
For the three months ended March 31, 2015	$358,510	$248,945	(1)	$83,257	(2)	$26,308	(3)
For the three months ended March 31, 2014	$341,730	$227,676	(1)	$84,087	(2)	$29,967	(3)

See notes on page 12.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended March 31,
		2015	2014
	Office (including BMS EBITDA of $5,681 and $5,527, respectively)	$159,359	$152,126
	Retail	81,305	65,826
	Alexander's	10,407	10,430
	Hotel Pennsylvania	(2,126)	(706)
	Total New York	$248,945	$227,676

(2)	The elements of "Washington, DC" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended March 31,
		2015	2014
	Office, excluding the Skyline Properties	$67,385	$67,257
	Skyline properties	6,055	6,499
	Total Office	73,440	73,756
	Residential	9,817	10,331
	Total Washington, DC	$83,257	$84,087

(3)	The elements of "other" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended March 31,
		2015	2014
	Our share of Real Estate Fund:
	Income before net realized/unrealized gains	$1,614	$1,982
	Net realized/unrealized gains on investments	5,548	3,542
	Carried interest	3,388	1,775
	Total	10,550	7,299
	The Mart and trade shows	21,041	19,087
	555 California Street	12,401	12,066
	India real estate ventures	1,841	1,824
	Other investments	7,655	7,600
		53,488	47,876
	Corporate general and administrative expenses(a)	(35,942)	(25,982)
	Investment income and other, net(a)	8,762	8,073
	Total Other	$26,308	$29,967

	(a)

The amounts in these captions (for this table only) exclude income / expense from the mark-to-market of our deferred compensation plan of $2,859 and $4,400 for the three months ended March 31, 2015 and 2014, respectively. The three months ended March 31, 2015, include $8,817 from the acceleration of the recognition of compensation expense related to 2013-2015 Out-Performance Plans due to the modification of the vesting criteria of awards such that they will fully vest at age 65. The accelerated expense will result in lower general and administrative expense for the remainder of 2015 of $2,600 and $6,217 thereafter.

EBITDA BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, by operating segment and by geographic region, excluding discontinued operations and other items that affect comparability.

	Three Months Ended March 31,
	2015	2014

Segment
New York	75%	73%
Washington, DC	25%	27%
	100%	100%

Region
New York City metropolitan area	68%	66%
Washington, DC / Northern Virginia area	23%	25%
Chicago, IL	6%	5%
San Francisco, CA	3%	4%
	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	March 31,	December 31,	(Decrease)
	2015	2014	Increase
ASSETS
Real estate, at cost:
Land	$3,914,401	$3,861,913	$52,488
Buildings and improvements	11,881,228	11,705,749	175,479
Development costs and construction in progress	1,157,180	1,128,037	29,143
Leasehold improvements and equipment	127,534	126,659	875
Total	17,080,343	16,822,358	257,985
Less accumulated depreciation and amortization	(3,248,078)	(3,161,633)	(86,445)
Real estate, net	13,832,265	13,660,725	171,540
Cash and cash equivalents	1,067,568	1,198,477	(130,909)
Restricted cash	198,672	176,204	22,468
Marketable securities	184,991	206,323	(21,332)
Tenant and other receivables, net	110,477	109,998	479
Investments in partially owned entities	1,408,214	1,246,496	161,718
Real estate fund investments	554,426	513,973	40,453
Receivable arising from the straight-lining of rents, net	816,661	787,271	29,390
Deferred leasing and financing costs, net	478,507	475,158	3,349
Identified intangible assets, net	229,579	225,155	4,424
Assets related to discontinued operations	35,342	2,238,474	(2,203,132)
Other assets	344,349	410,066	(65,717)
Total assets	$19,261,051	$21,248,320	$(1,987,269)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable	$8,316,793	$8,263,165	$53,628
Senior unsecured notes	847,332	1,347,159	(499,827)
Revolving credit facility debt	400,000	-	400,000
Accounts payable and accrued expenses	432,970	447,745	(14,775)
Deferred revenue	346,026	358,613	(12,587)
Deferred compensation plan	121,530	117,284	4,246
Liabilities related to discontinued operations	11,354	1,511,362	(1,500,008)
Other liabilities	436,608	375,830	60,778
Total liabilities	10,912,613	12,421,158	(1,508,545)
Redeemable noncontrolling interests	1,304,790	1,337,780	(32,990)
Vornado shareholders' equity	6,285,898	6,745,426	(459,528)
Noncontrolling interests in consolidated subsidiaries	757,750	743,956	13,794
Total liabilities, redeemable noncontrolling interests and equity	$19,261,051	$21,248,320	$(1,987,269)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share amounts)

Debt:			March 31, 2015
Consolidated debt:
Mortgages payable			$8,316,793
Senior unsecured notes			847,332
$2.5 billion revolving credit facilities			400,000
			9,564,125
Pro rata share of non-consolidated debt in partially owned entities
(excluding $1,549,865 of Toys' debt)			2,407,285
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)			(474,213)
Total debt			11,497,197

Perpetual Preferred:	Shares/Units	Par Value
5.00% Preferred Unit (D-16) (1 unit @ $1,000)			1,000
6.625% Series G Preferred Shares	8,000	$25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,317,250

		March 31, 2015
	Converted	Common
Equity:	Shares	Share Price
Common shares	188,273	$112.00	21,086,576
Class A units	10,759	112.00	1,205,008
Convertible share equivalents:
Equity awards - unit equivalents	796	112.00	89,152
D-13 preferred units	417	112.00	46,704
G1-G4 units	71	112.00	7,952
Series A preferred shares	45	112.00	5,040
			22,440,432
Total Market Capitalization			$35,254,879

DEBT ANALYSIS
(unaudited and in thousands)
		As of March 31, 2015
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt	$9,564,125	3.91%	$2,162,869	2.32%	$7,401,256	4.37%
Pro rata share of non-consolidated debt:
Toys	1,549,865	8.31%	892,325	8.04%	657,540	8.68%
All other	2,407,285	5.24%	318,935	1.74%	2,088,350	5.77%
Total	13,521,275	4.65%	3,374,129	3.78%	10,147,146	4.94%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)	(474,213)		(10,500)		(463,713)
Company's pro rata share of total debt	$13,047,062	4.67%	$3,363,629	3.79%	$9,683,433	4.98%

			Senior Unsecured Notes		Unencumbered EBITDA
			Due 2019	Due 2022		1Q 2015
Settlement Date			6/16/2014	12/7/2011		Annualized
Principal Amount			$ 450,000	$ 400,000	New York	$383,016
Issue Price			99.619%	99.546%	Washington, DC	164,004
Coupon			2.500%	5.000%	Other	38,540
Effective economic interest rate			2.581%	5.057%	Total	$585,560
Ratings:
Moody's			Baa2	Baa2
S&P			BBB	BBB
Fitch			BBB	BBB
Maturity Date / Put Date			6/30/2019	1/15/2022

Debt Covenant Ratios: (1)		Senior Unsecured Notes			Revolving Credit Facilities
		Actual
		Required	Due 2019	Due 2022	Required	Actual
Total Outstanding Debt / Total Assets (2)		Less than 65%	43%	43%	Less than 60%	30%
Secured Debt / Total Assets		Less than 50%	37%	37%	Less than 50%	25%
Interest Coverage Ratio (Annualized Combined
EBITDA to Annualized Interest Expense)		Greater than 1.50	2.84	2.84		N/A
Fixed Charge Coverage			N/A	N/A	Greater than 1.40	2.67
Unencumbered Assets / Unsecured Debt		Greater than 150%	749%	749%		N/A
Unsecured Debt / Cap Value of Unencumbered Assets			N/A	N/A	Less than 60%	10%
Unencumbered Coverage Ratio			N/A	N/A	Greater than 1.50	15.96

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes and revolving credit facilities, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)					Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the revolving credit facilities.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2015	2016	2017	2018	2019	Thereafter	Total
River House Apartments	04/15		5.43%	$195,546	$-	$-	$-	$-	$-	$195,546
2200 / 2300 Clarendon Boulevard	05/15	L+75	0.93%	33,586	-	-	-	-	-	33,586
888 Seventh Avenue	01/16		5.71%	-	318,554	-	-	-	-	318,554
510 5th Avenue	01/16		5.60%	-	30,052	-	-	-	-	30,052
770 Broadway	03/16		5.65%	-	353,000	-	-	-	-	353,000
Bowen Building	06/16		6.14%	-	115,022	-	-	-	-	115,022
1730 M and 1150 17th Street	06/16	L+125	1.42%	-	43,581	-	-	-	-	43,581
The Mart	12/16		5.57%	-	550,000	-	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	-	293,544	-	-	-	293,544
100 West 33rd Street - office and retail	03/17	L+150	1.67%	-	-	325,000	-	-	-	325,000
2011 Crystal Drive	08/17		7.30%	-	-	77,249	-	-	-	77,249
220 20th Street	02/18		4.61%	-	-	-	71,012	-	-	71,012
River House Apartments	04/18	L+153	1.70%	-	-	-	64,000	-	-	64,000
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	-	80,000	-	-	80,000
$1.25 Billion unsecured revolving credit facility	06/18	L+115	0.00%	-	-	-	-	-	-	-
33-00 Northern Blvd	10/18		4.43%	-	-	-	62,000	-	-	62,000
220 Central Park South	01/19	L+275	2.93%	-	-	-	-	600,000	-	600,000
Senior unsecured notes due 2019	06/19		2.50%	-	-	-	-	448,543	-	448,543
435 Seventh Avenue - retail	08/19	L+225	2.43%	-	-	-	-	98,000	-	98,000
$1.25 Billion unsecured revolving credit facility	11/19	L+105	1.23%	-	-	-	-	400,000	-	400,000
4 Union Square South - retail	11/19	L+215	2.32%	-	-	-	-	119,385	-	119,385
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	-	450,000	450,000
Borgata Land	02/21		5.14%	-	-	-	-	-	58,220	58,220
909 Third Avenue	05/21		3.91%	-	-	-	-	-	350,000	350,000
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
Universal Buildings	08/21	L+190	2.07%	-	-	-	-	-	185,000	185,000
555 California Street	09/21		5.10%	-	-	-	-	-	595,709	595,709
655 Fifth Avenue	10/21	L+140	1.57%	-	-	-	-	-	140,000	140,000
Two Penn Plaza	12/21	(2)	3.99%	-	-	-	-	-	575,000	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	398,789	398,789
Skyline Properties	02/22		2.97%	-	-	-	-	-	678,000	678,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	145,851	145,851
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
2101 L Street	08/24		3.97%	-	-	-	-	-	148,237	148,237

See notes on the following page.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2015	2016	2017	2018	2019	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$97,075	$97,075
Other properties	Various		2.97%	-	-	-	-	-	20,577	20,577
Purchase accounting valuation adjustments	Various			-	-	-	(135)	-	2,057	1,922

Total				$229,132	$1,410,209	$695,793	$276,877	$1,665,928	$5,286,186	$9,564,125

Weighted average rate				4.77%	5.54%	3.17%	4.11%	2.70%	3.90%	3.91%

Fixed rate debt				$195,546	$1,366,628	$370,793	$212,877	$448,543	$4,806,869	$7,401,256
Fixed weighted average rate expiring				5.43%	5.67%	4.49%	4.83%	2.50%	4.11%	4.37%

Floating rate debt				$33,586	$43,581	$325,000	$64,000	$1,217,385	$479,317	$2,162,869
Floating weighted average rate expiring				0.93%	1.42%	1.67%	1.70%	2.78%	1.85%	2.32%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)

Pursuant to an existing swap agreement, $421,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $154,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of March 31, 2015
				Debt
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata		100% of
Joint Venture Name	Category	March 31, 2015	Amount	Share		Joint Venture

PREIT Associates	REIT	8.1%	$144,681	$-	(1)	$-	(1)

Alexander's, Inc.	Office/Retail	32.4%	132,143	334,370		1,032,004

India real estate ventures	Office/Land	4.1% to 36.5%	67,159	46,662		186,649

Urban Edge	REIT	5.4%	25,206	-	(1)	-	(1)

Toys	Retailer	32.6%	-	1,549,865		4,754,178

Partially owned office buildings:
280 Park Avenue	Office	50.0%	302,571	364,125		728,249
One Park Avenue	Office	55.0%	139,007	139,659		253,926
650 Madison Avenue	Office/Retail	20.1%	113,125	161,024		800,000
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	52,567	16,881		33,488
666 Fifth Avenue Office Condominium	Office	49.5%	49,542	612,301		1,236,972
West 57th Street properties	Office	50.0%	40,738	10,000		20,000
330 Madison Avenue	Office	25.0%	30,134	37,500		150,000
Warner Building	Office	55.0%	21,577	160,985		292,700
Fairfax Square	Office	20.0%	5,927	18,000		90,000
1101 17th Street	Office	55.0%	(3,562)	17,050		31,000
825 Seventh Avenue	Office	50.0%	1,397	10,250		20,500
Other partially owned office buildings	Office	Various	13,051	17,465		50,150

Other investments:
Independence Plaza	Residential	50.1%	151,034	275,550		550,000
Monmouth Mall	Retail	50.0%	5,869	77,229		154,457
Other investments	Various	Various	116,048	108,234		773,182
			$1,408,214	$3,957,150		$11,157,455

(1)

Because we file our Form 10-Q prior to PREIT and UE's 10-Q filings, we account for these investments on a one-quarter lag basis and accordingly, we will report our pro rata share of debt of these entities beginning in the second quarter of 2015.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net Income (Loss) for the	Our Share of EBITDA for the
Ownership at	Three Months Ended March 31,	Three Months Ended March 31,
Joint Venture Name	March 31, 2015	2015	2014	2015	2014

New York:
666 Fifth Avenue Office Condominium	49.5%	$(8,574)	$2,005	$5,786	$7,395
Alexander's, Inc.	32.4%	5,594	4,759	10,407	10,430
West 57th Street properties (partially under development)	50.0%	(2,219)	(2,599)	84	490
Independence Plaza	50.1%	(2,049)	(2,064)	4,659	4,336
330 Madison Avenue	25.0%	1,464	1,345	2,522	2,267
825 Seventh Avenue	50.0%	707	475	833	768
One Park Avenue	55.0%	573	98	4,870	1,870
280 Park Avenue (partially under development)	50.0%	(566)	(51)	5,589	5,262
650 Madison Avenue	20.1%	(544)	(2,090)	2,969	2,917
Other	Various	(49)	(312)	1,041	680
(5,663)	1,566	38,760	36,415

Washington, DC:
1101 17th Street	55.0%	2,317	286	715	597
Warner Building	55.0%	(1,871)	(1,486)	2,215	2,259
Rosslyn Plaza	43.7% to 50.4%	(737)	(572)	1,080	1,656
Fairfax Square	20.0%	16	33	460	598
Other	Various	406	473	1,313	1,375
131	(1,266)	5,783	6,485

Other:
Alexander's corporate fee income	32.4%	2,097	1,626	2,097	1,626
Toys	32.6%	1,454	1,847	1,454	85,397
Urban Edge (1)	5.4%	584	-	584	-
Monmouth Mall	50.0%	318	517	2,239	2,391
India real estate ventures	4.1% to 36.5%	(109)	(137)	1,841	1,824
Other	Various	(1,217)	(2,174)	6,201	6,321
3,127	1,679	14,416	97,559

$(2,405)	$1,979	$58,959	$140,459

(1)	Represents fees earned pursuant to our transitional services agreement with UE.

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	20,695	17,363	17,180	-	183	-
Retail	2,474	2,201	-	2,201	-	-
Alexander's (32.4% interest)	2,178	706	287	419	-	-
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
Residential (1,654 units)	1,521	761	-	-	-	761
	28,268	22,431	17,467	2,620	183	2,161

Washington, DC:
Office, excluding the Skyline Properties	13,457	11,083	10,267	816	-	-
Skyline Properties	2,648	2,648	2,599	49	-	-
Total Office	16,105	13,731	12,866	865	-	-
Residential (2,414 units)	2,597	2,455	-	-	-	2,455
Other	384	384	-	9	-	375
	19,086	16,570	12,866	874	-	2,830

Other:
The Mart	3,587	3,578	1,687	99	1,792	-
555 California Street (70% interest)	1,802	1,261	1,168	93	-	-
85 Tenth Avenue (49.9% effective interest)	614	306	287	19	-	-
Other Properties	2,135	1,174	-	1,174	-	-
	8,138	6,319	3,142	1,385	1,792	-

Total square feet at March 31, 2015	55,492	45,320	33,475	4,879	1,975	4,991

Total square feet at December 31, 2014	54,830	44,745	32,922	4,859	1,971	4,993

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,702	11	4,980
Washington, DC		8,928	56	29,628
The Mart		558	4	1,664
555 California Street		168	1	453
Total at March 31, 2015		11,356	72	36,725

TOP 30 TENANTS
(unaudited)

		2015
		Annualized	% of 2015
	Square	Revenues	Annualized
Tenants	Footage	(in thousands)	Revenues

U.S. Government	4,574,818	$162,043	6.7%
IPG and affiliates	754,979	42,676	1.8%
Bank of America	642,570	40,737	1.7%
AXA Equitable Life Insurance	422,934	37,228	1.5%
Macy's	665,433	36,094	1.5%
Amazon.com	470,143	32,157	1.3%
Neuberger Berman Group LLC	411,894	31,011	1.3%
Forever 21	165,388	28,348	1.2%
McGraw-Hill Companies, Inc.	479,557	27,505	1.1%
Ziff Brothers Investments, Inc.	287,030	26,931	1.1%
New York Stock Exchange	381,425	24,987	1.0%
J. Crew	389,968	24,723	1.0%
Madison Square Garden	393,299	24,683	1.0%
Topshop	94,349	21,159	0.9%
Motorola Mobility (guaranteed by Google)	607,872	20,222	0.8%
Fast Retailing (Uniqlo)	90,732	20,138	0.8%
AOL	233,264	19,670	0.8%
AMC Networks, Inc.	283,745	18,842	0.8%
Hollister	21,741	17,566	0.7%
JCPenney	154,038	17,052	0.7%
Bryan Cave LLP	213,946	16,117	0.7%
Family Health International	340,605	15,738	0.6%
Cushman & Wakefield	166,287	15,077	0.6%
Lockheed Martin	328,919	14,783	0.6%
New York & Co	197,154	12,930	0.5%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	12,184	0.5%
Information Builders, Inc.	243,486	12,100	0.5%
Hennes & Mauritz	42,769	11,500	0.5%
Fitzpatrick Cella Harper	130,424	11,444	0.5%
Ferragamo	57,481	10,756	0.4%

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	46,000	$2,247,000	$48.86	0.2%

	Second Quarter 2015	300,000	18,007,000	60.02	1.8%
	Third Quarter 2015	228,000	17,000,000	74.56	1.7%
	Fourth Quarter 2015	153,000	10,489,000	68.55	1.0%
	Total 2015	681,000	45,496,000	66.81	4.4%
	First Quarter 2016	254,000	13,916,000	54.79	1.4%
	Remaining 2016	1,089,000	71,733,000	65.87	7.0%
	2017	887,000	51,712,000	58.30	5.0%
	2018	1,028,000	76,914,000	74.82	7.5%
	2019	983,000	66,403,000	67.55	6.5%
	2020	1,577,000	92,112,000	58.41	9.0%
	2021	1,021,000	65,734,000	64.38	6.4%
	2022	854,000	50,930,000	59.64	5.0%
	2023	1,603,000	111,586,000	69.61	10.9%
	2024	1,205,000	87,447,000	72.57	8.5%

Retail:	Month to Month	15,000	$1,843,000	$122.88	0.5%

	Second Quarter 2015	9,000	1,506,000	167.30	0.4%
	Third Quarter 2015	31,000	2,636,000	85.04	0.8%
	Fourth Quarter 2015	10,000	1,497,000	149.68	0.4%
	Total 2015	50,000	5,639,000	112.78	1.6%
	First Quarter 2016	58,000	14,170,000	244.30	4.1%
	Remaining 2016	39,000	12,781,000	327.71	3.7%
	2017	15,000	3,467,000	231.12	1.0%
	2018	161,000	39,123,000	243.00	11.4%
	2019	120,000	31,346,000	261.22	9.2%
	2020	63,000	9,722,000	154.32	2.8%
	2021	38,000	7,427,000	195.46	2.2%
	2022	31,000	3,891,000	125.52	1.1%
	2023	81,000	18,721,000	231.13	5.5%
	2024	171,000	56,874,000	332.59	16.6%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	244,000	$8,371,000	$34.36	1.9%

	Second Quarter 2015	211,000	10,499,000	49.84	2.4%
	Third Quarter 2015	325,000	13,361,000	41.05	3.0%
	Fourth Quarter 2015	661,000	26,271,000	39.77	5.9%
	Total 2015	1,197,000	50,131,000	41.89	11.2%
	First Quarter 2016	589,000	23,031,000	39.11	5.2%
	Remaining 2016	606,000	28,230,000	46.60	6.3%
	2017	621,000	25,541,000	41.12	5.7%
	2018	992,000	44,067,000	44.42	9.9%
	2019	1,520,000	64,076,000	42.14	14.4%
	2020	867,000	41,301,000	47.64	9.3%
	2021	569,000	25,967,000	45.63	5.8%
	2022	990,000	43,140,000	43.59	9.7%
	2023	178,000	8,231,000	46.20	1.8%
	2024	385,000	15,276,000	39.63	3.4%

LEASING ACTIVITY
(unaudited)

The leasing activity presented below is based on leases signed during the period and is not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Tenant improvements and leasing commissions presented below are based on square feet leased during the period. Second generation relet space represents square footage that has not been vacant for more than nine months.

	New York		Washington, DC
(square feet in thousands)	Office	Street Retail	Office

Quarter Ended March 31, 2015
Total square feet leased	553	7	754
Our share of square feet leased:	417	7	696
Initial rent (1)	$77.85	$362.96	$35.06
Weighted average lease term (years)	8.7	12.2	11.1
Second generation relet space:
Square feet	263	3	505
Cash basis:
Initial rent (1)	$74.67	$302.30	$33.30	(3)
Prior escalated rent	$63.78	$258.75	$40.39	(3)
Percentage increase (decrease)	17.1%	16.8%	(17.6%)	(3)
GAAP basis:
Straight-line rent (2)	$71.14	$330.95	$31.13	(3)
Prior straight-line rent	$60.16	$241.36	$37.51	(3)
Percentage increase (decrease)	18.2%	37.1%	(17.0%)	(3)
Tenant improvements and leasing commissions:
Per square foot	$74.72	$296.70	$84.37
Per square foot per annum	$8.59	$24.32	$7.60
Percentage of initial rent	11.0%	6.7%	21.7%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.
(3)

Excluding 371 square feet of leasing activity with the U.S. Marshals Service (of which 293 square feet are second generation relet space), our initial rent and prior escalated rent on a cash basis was $35.11 and $35.26 per square foot, respectively (0.4% decrease), and our initial rent and prior escalated rent on a GAAP basis was $32.72 and $33.77 per square foot, respectively (3.1% decrease).

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:
				New York	Washington, DC (1)

Occupancy rate at:
	March 31, 2015			97.3%	84.2%
	December 31, 2014			96.9%	83.8%
	March 31, 2014			97.0%	83.3%

Same store EBITDA % increase (decrease):
	Three months ended March 31, 2015 vs. March 31, 2014			3.2% (2)	(0.2%)
	Three months ended March 31, 2015 vs. December 31, 2014			(4.3%) (3)	2.4%

Cash basis same store EBITDA % increase (decrease):
	Three months ended March 31, 2015 vs. March 31, 2014			5.5% (2)	(5.5%)
	Three months ended March 31, 2015 vs. December 31, 2014			(3.9%) (3)	(0.8%)

(1)	The total office occupancy rates for the Washington, DC segment were as follows:

	March 31, 2015	81.5%
	December 31, 2014	80.9%
	March 31, 2014	80.5%

(2)	Excluding Hotel Pennsylvania, same store EBITDA increased by 3.8% and by 6.1% on a cash basis.

(3)	Excluding Hotel Pennsylvania, same store EBITDA increased by 1.5% and by 2.6% on a cash basis.

Residential Statistics:
				Average Monthly
		Number of Units	Occupancy Rate	Rent Per Unit
	New York:
	March 31, 2015	1,654	96.1%	$3,251
	December 31, 2014	1,654	95.2%	$3,163
	March 31, 2014	1,655	96.2%	$2,858

	Washington, DC:
	March 31, 2015	2,414	97.1%	$2,060
	December 31, 2014	2,414	97.4%	$2,078
	March 31, 2014	2,414	96.8%	$2,102

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Three Months Ended	Year Ended December 31,
Capital expenditures (accrual basis):	March 31, 2015	2014	2013
Expenditures to maintain assets	$20,935	$107,728	$73,130
Tenant improvements	50,900	205,037	120,139
Leasing commissions	8,281	79,636	51,476
Non-recurring capital expenditures	35,987	122,330	49,441
Total capital expenditures and leasing commissions (accrual basis)	116,103	514,731	294,186
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	40,209	140,490	155,035
Expenditures to be made in future periods for the current period	(88,136)	(313,746)	(150,067)
Total capital expenditures and leasing commissions (cash basis)	$68,176	$341,475	$299,154

Our share of square feet leased	1,120	5,204	3,537
Tenant improvements and leasing commissions per square foot per annum	$8.04	$6.53	$5.55
Percentage of initial rent	15.2%	10.3%	9.3%

Development and redevelopment expenditures:
220 Central Park South	$20,277	$78,059	$243,687
Springfield Towne Center	14,478	127,467	68,716
The Bartlett	13,791	38,163	6,289
330 West 34th Street	11,902	41,592	6,832
Marriott Marquis Times Square - retail and signage	10,651	112,390	40,356
90 Park Avenue	5,173	8,910	-
Wayne Towne Center	2,362	19,740	4,927
Penn Plaza	1,163	4,009	731
2221 South Clark Street	1,127	3,481	283
608 Fifth Avenue	809	20,377	3,492
7 West 34th Street	506	11,555	-
Other	5,813	78,444	94,104
	$88,052	$544,187	$469,417

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Three Months Ended	Year Ended December 31,
Capital expenditures (accrual basis):	March 31, 2015	2014	2013
Expenditures to maintain assets	$12,810	$48,518	$34,553
Tenant improvements	9,762	143,007	87,275
Leasing commissions	3,744	66,369	39,348
Non-recurring capital expenditures	19,774	64,423	11,579
Total capital expenditures and leasing commissions (accrual basis)	46,090	322,317	172,755
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	26,220	67,577	56,345
Expenditures to be made in future periods for the current period	(28,594)	(205,258)	(91,107)
Total capital expenditures and leasing commissions (cash basis)	$43,716	$184,636	$137,993

Our share of square feet leased	424	3,530	2,145
Tenant improvements and leasing commissions per square foot per annum	$8.95	$6.82	$5.89
Percentage of initial rent	10.8%	9.1%	8.1%

Development and redevelopment expenditures:
330 West 34th Street	$11,902	$41,592	$6,832
Marriott Marquis Times Square - retail and signage	10,651	112,390	40,356
90 Park Avenue	5,173	8,910	-
Penn Plaza	1,163	4,009	731
608 Fifth Avenue	809	20,377	3,492
7 West 34th Street	506	11,555	-
Other	939	14,973	34,574
	$31,143	$213,806	$85,985

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Three Months Ended	Year Ended December 31,
Capital expenditures (accrual basis):	March 31, 2015	2014	2013
Expenditures to maintain assets	$1,986	$23,425	$22,165
Tenant improvements	37,011	37,842	6,976
Leasing commissions	3,748	5,857	4,389
Non-recurring capital expenditures	16,129	37,798	37,342
Total capital expenditures and leasing commissions (accrual basis)	58,874	104,922	70,872
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	6,924	45,084	26,075
Expenditures to be made in future periods for the current period	(54,612)	(63,283)	(36,702)
Total capital expenditures and leasing commissions (cash basis)	$11,186	$86,723	$60,245

Our share of square feet leased	696	1,674	1,392
Tenant improvements and leasing commissions per square foot per annum	$7.60	$5.70	$4.75
Percentage of initial rent	21.7%	14.8%	11.9%

Development and redevelopment expenditures:
The Bartlett	$13,791	$38,163	$6,289
2221 South Clark Street	1,127	3,481	283
Other	4,628	42,001	35,129
	$19,546	$83,645	$41,701

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Three Months Ended	Year Ended December 31,
Capital expenditures (accrual basis):	March 31, 2015	2014	2013
Expenditures to maintain assets	$6,139	$35,785	$16,412
Tenant improvements	4,127	24,188	25,888
Leasing commissions	789	7,410	7,739
Non-recurring capital expenditures	84	20,109	520
Total capital expenditures and leasing commissions (accrual basis)	11,139	87,492	50,559
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	7,065	27,829	72,615
Expenditures to be made in future periods for the current period	(4,930)	(45,205)	(22,258)
Total capital expenditures and leasing commissions (cash basis)	$13,274	$70,116	$100,916

Development and redevelopment expenditures:
220 Central Park South	$20,277	$78,059	$243,687
Springfield Town Center	14,478	127,467	68,716
Wayne Towne Center	2,362	19,740	4,927
Other	246	21,470	24,401
	$37,363	$246,736	$341,731

DEVELOPMENT COSTS AND CONSTRUCTION IN PROGRESS
(unaudited and in thousands, except square feet)
	Zoning Square Feet
		At March 31, 2015
Development Projects		Total	Development Costs Expended	Land and Acquisition Costs
New York:
220 Central Park South - Residential Condominiums	472,000	$626,620	$130,230	$496,390
1535 Broadway - Marriott Marquis - Retail	109,000	224,876	81,069	143,807
Other		83,745	83,745	-
Total New York		935,241	295,044	640,197

Washington, DC:
The Bartlett - Rental Residential / Retail	618,000	108,097	66,797	41,300
Other		108,444	108,444	-
Total Washington, DC		216,541	175,241	41,300

Other Projects		5,398	5,398	-

Total Amount on the Balance Sheet		$1,157,180	$475,683	$681,497

	Zoning Square Feet	Total

Undeveloped Land

Washington, DC:
1900 Crystal Drive	712,000	$35,382
Metropolitan Park 6,7 & 8 - Rental Residential (1,403 Units) / Retail	1,144,000	84,228
PenPlace - Office / Hotel (300 Units)	1,381,000	71,147
223 23rd Street - Office / Rental Residential (353 Units)	937,000	15,847
Square 649	675,000	19,823
Total		$226,427

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, MWB Leasing, Parsons Brinkerhoff,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	96.5%	$58.43	2,252,000	2,252,000	-		URS Corporation Group Consulting, Lion Resources
-Retail	100.0%	99.6%	122.40	272,000	272,000	-		Bank of America, Kmart Corporation
	100.0%	96.8%	65.32	2,524,000	2,524,000	-	$-

Two Penn Plaza								EMC, Forest Electric, Information Builders, Inc.,
-Office	100.0%	99.9%	54.58	1,569,000	1,569,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	38.4%	191.30	50,000	50,000	-		Chase Manhattan Bank
	100.0%	98.0%	58.81	1,619,000	1,619,000	-	575,000

Eleven Penn Plaza
-Office	100.0%	99.6%	58.00	1,133,000	1,133,000	-		Macy's, Madison Square Garden, AMC Networks, Inc.
-Retail	100.0%	93.1%	179.09	17,000	17,000	-		PNC Bank National Association
	100.0%	99.5%	59.79	1,150,000	1,150,000	-	450,000

100 West 33rd Street
-Office	100.0%	99.5%	55.29	851,000	851,000	-	223,242	IPG and affiliates, Rocket Fuel

Manhattan Mall
-Retail	100.0%	87.8%	133.25	256,000	256,000	-	101,758	JCPenney, Aeropostale, Express

330 West 34th Street
(ground leased through 2148 -
34.8% ownership interest in the land)								Deutsch, Inc. (lease not commenced),
-Office	100.0%	100.0%	53.52	669,000	382,000	287,000		New York & Co., Yodle, Inc.
-Retail	100.0%	-	-	13,000	-	13,000
	100.0%	100.0%	53.52	682,000	382,000	300,000	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	268.88	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	100.0%	100.0%	62.80	456,000	456,000	-		Amazon
-Retail	100.0%	100.0%	306.71	21,000	21,000	-		Mango NY Inc., Amazon (lease not commenced)
	100.0%	100.0%	73.54	477,000	477,000	-	-

484 Eighth Avenue
-Retail	100.0%	-	-	16,000	16,000	-	-

431 Seventh Avenue
-Retail	100.0%	100.0%	224.12	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	73.20	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	165.31	6,000	6,000	-	-

138-142 West 32nd Street
-Retail	100.0%	100.0%	92.69	5,000	5,000	-	-

Total Penn Plaza				7,645,000	7,345,000	300,000	1,498,150

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted		Square Feet
				Average				Under Development
		%	%	Annual Rent		Total		or Not Available	Encumbrances
Property		Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown East:
909 Third Avenue										IPG and affiliates, Forest Laboratories, Geller & Company,
(ground leased through 2063)										Morrison Cohen LLP, Robeco USA Inc.,
	-Office	100.0%	100.0%	$57.04	(2)	1,343,000	1,343,000	-	$350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street										Castle Harlan, Tournesol Realty LLC. (Peter Marino),
	-Office	100.0%	98.2%	67.25		541,000	541,000	-		Various showroom tenants
	-Retail	100.0%	100.0%	171.69		2,000	2,000	-
		100.0%	98.2%	67.63		543,000	543,000	-	-

715 Lexington
	-Retail	100.0%	100.0%	252.72		23,000	23,000	-	-	New York & Company, Zales

966 Third Avenue
	-Retail	100.0%	100.0%	88.30		7,000	7,000	-	-	McDonald's

968 Third Avenue
	-Retail	50.0%	100.0%	246.47		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East						1,922,000	1,922,000	-	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)										Soros Fund, TPG-Axon Capital,
	-Office	100.0%	96.3%	85.71		865,000	865,000	-		Vornado Executive Headquarters
	-Retail	100.0%	100.0%	201.62		15,000	15,000	-		Redeye Grill L.P.
		100.0%	96.4%	87.68		880,000	880,000	-	318,554

57th Street - 5 buildings
	-Office	50.0%	99.2%	52.82		132,000	80,000	52,000		Various
	-Retail	50.0%	99.3%	119.83		56,000	22,000	34,000
		50.0%	99.2%	72.78		188,000	102,000	86,000	20,000

825 Seventh Avenue
	-Office	50.0%	100.0%	74.64		165,000	165,000	-		Young & Rubicam
	-Retail	100.0%	100.0%	293.05		4,000	4,000	-		Lindy's
		51.2%	100.0%	79.81		169,000	169,000	-	20,500

Total Midtown West						1,237,000	1,151,000	86,000	359,054

Park Avenue:
280 Park Avenue										Cohen & Steers Inc.,
										Franklin Templeton Co. LLC (lease not commenced),
	-Office	50.0%	100.0%	94.25		1,235,000	990,000	245,000		New Advisory L.P., Investcorp International Inc.
	-Retail	50.0%	100.0%	218.76		31,000	7,000	24,000		Scottrade Inc., Starbucks
		50.0%	100.0%	97.30		1,266,000	997,000	269,000	728,249

350 Park Avenue										Kissinger Associates Inc., Ziff Brothers Investment Inc.,
	-Office	100.0%	100.0%	92.56		553,000	553,000	-		MFA Financial Inc., M&T Bank
	-Retail	100.0%	100.0%	205.57		17,000	17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
		100.0%	100.0%	95.93		570,000	570,000	-	293,544

Total Park Avenue						1,836,000	1,567,000	269,000	1,021,793

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average				Under Development
	%	%	Annual Rent	Total			or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Grand Central:
90 Park Avenue									Alston & Bird, Amster, Rothstein & Ebenstein,
									Capital One, First Manhattan Consulting,
-Office	100.0%	97.1%	$69.96	922,000		922,000	-		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	100.0%	115.82	26,000		26,000	-		Citibank
	100.0%	97.2%	71.22	948,000		948,000	-	$-

330 Madison Avenue									Guggenheim Partners LLC, HSBC Bank AFS,
-Office	25.0%	100.0%	67.90	806,000		806,000	-		Jones Lang LaSalle Inc., Wells Fargo
-Retail	25.0%	100.0%	280.98	34,000		34,000	-		Ann Taylor Retail Inc., Citibank
	25.0%	100.0%	76.52	840,000		840,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	90.6%	141.38	65,000		65,000	-	30,052	Joe Fresh

Total Grand Central				1,853,000		1,853,000	-	180,052

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%	87.6%	81.78	264,000		264,000	-		Stifel Financial Corp.
-Retail	100.0%	100.0%	187.38	63,000		63,000	-		Citibank
	100.0%	90.0%	102.12	327,000		327,000	-	-

666 Fifth Avenue									Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%	76.3%	74.75	1,368,000		1,368,000	-	1,236,972	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%	100.0%	162.65	46,000		46,000	-	-	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	100.0%	370.26	114,000	(3)	114,000	-	390,000	Uniqlo, Hollister, Swatch
		78.7%	99.44	1,528,000		1,528,000	-	1,626,972

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	98.6%	73.15	292,000		292,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%	100.0%	778.99	30,000		30,000	-		Coach, Prada
	100.0%	98.7%	138.91	322,000		322,000	-	-

650 Madison Avenue
-Office	20.1%	86.2%	103.49	524,000		524,000	-		Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren
-Retail	20.1%	100.0%	266.43	71,000		71,000	-		Crate & Barrel
	20.1%	87.9%	122.94	595,000		595,000	-	800,000

689 Fifth Avenue
-Office	100.0%	100.0%	70.23	82,000		82,000	-		Yamaha Artist Services Inc., Brunello Cucinelli USA, Inc.
-Retail	100.0%	100.0%	724.55	17,000		17,000	-		MAC Cosmetics, Massimo Dutti
	100.0%	100.0%	182.59	99,000		99,000	-	-

655 Fifth Avenue
-Retail	92.5%	100.0%	189.00	57,000		57,000	-	140,000	Ferragamo

697-703 5th Avenue (St. Regis)
-Retail	74.3%	100.0%	355.83	25,000		25,000	-	-	Bottega Veneta, DeBeers Diamond Jewelers

Total Madison/Fifth				2,953,000		2,953,000	-	2,566,972

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$70.92	988,000	988,000	-		AOL, J. Crew, Facebook, Structure Tone
-Retail	100.0%	100.0%	49.80	168,000	168,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	67.85	1,156,000	1,156,000	-	$353,000

One Park Avenue

-Office	55.0%	96.5%	45.32	868,000	868,000	-		New York University, Public Service Mutual Insurance
-Retail	55.0%	100.0%	61.65	79,000	79,000	-		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	96.8%	46.68	947,000	947,000	-	253,926

4 Union Square South
-Retail	100.0%	100.0%	94.88	206,000	206,000	-	119,386	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%	100.0%	70.41	35,000	35,000	-	-	Equinox, Major League Baseball

Total Midtown South				2,344,000	2,344,000	-	726,312

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman, SSB Realty LLC,
								Warner Music Group, Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	97.8%	75.88	2,029,000	2,029,000	-		Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	161.16	79,000	79,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank
	70.0%	97.8%	79.08	2,108,000	2,108,000	-	950,000

608 Fifth Avenue (ground leased through 2033)
-Office	100.0%	93.9%	57.02	81,000	81,000	-
-Retail	100.0%	100.0%	419.77	44,000	44,000	-		Topshop
	100.0%	96.1%	184.71	125,000	125,000	-	-

Total Rockefeller Center				2,233,000	2,233,000	-	950,000

Wall Street/Downtown:
20 Broad Street (ground leased through 2081)
-Office	100.0%	99.3%	58.54	473,000	473,000	-	-	New York Stock Exchange

40 Fulton Street
-Office	100.0%	99.0%	37.09	244,000	244,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	97.78	5,000	5,000	-		TD Bank
	100.0%	99.0%	38.31	249,000	249,000	-	-

Total Wall Street/Downtown				722,000	722,000	-	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	$152.59	85,000	85,000	-	$-	Topshop, Madewell, J. Crew

443 Broadway
-Retail	100.0%	100.0%	128.40	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	14,000	-	14,000	-

334 Canal Street
-Retail	100.0%	100.0%	-	15,000	11,000	4,000	-

155 Spring Street
-Retail	100.0%	98.5%	79.89	49,000	49,000	-	-	Sigrid Olsen

148 Spring Street
-Retail	100.0%	100.0%	130.00	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	242.15	7,000	7,000	-	-	Sandro

Total Soho				193,000	175,000	18,000	-

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	217.02	160,000	160,000	-	-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	100.0%	2,147.66	47,000	5,000	42,000		T-Mobile, Invicta
-Theatre	100.0%	100.0%	13.05	62,000	62,000	-		Nederlander-Marquis Theatre
	100.0%	100.0%	172.35	109,000	67,000	42,000	-

Total Times Square				269,000	227,000	42,000	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	576.73	18,000	18,000	-	80,000	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	452.65	8,000	8,000	-	-	Berluti

40 East 66th Street
-Retail	100.0%	100.0%	881.63	11,000	11,000	-	-	John Varvatos, Nespresso USA, J. Crew

1131 Third Avenue
-Retail	100.0%	85.9%	109.09	22,000	22,000	-	-	Nike, Boom Fitness

Total Upper East Side				59,000	59,000	-	80,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Long Island City:
33-00 Northern Boulevard
-Office	100.0%	95.5%	$29.19	445,000	445,000	-	$61,865	City of New York (HRA), NYC Transit Authority

New Jersey:
Paramus
-Office	100.0%	96.1%	21.41	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	61.44	44,000	44,000	-	-	Nike, Barneys

New York Office:

Total		96.5%	$66.34	21,279,000	20,695,000	584,000	$6,835,003

Vornado's Ownership Interest		97.3%	$64.46	17,800,000	17,363,000	436,000	$4,950,441

New York Retail:

Total		96.3%	$177.74	2,605,000	2,474,000	131,000	$959,195

Vornado's Ownership Interest		96.0%	$176.65	2,303,000	2,201,000	102,000	$959,195

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$100.42	885,000	885,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	177.67	174,000	174,000	-	320,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	112.09	1,059,000	1,059,000	-	620,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	37.97	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	98.9%	43.39	609,000	609,000	-	265,758	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (4) (1.0 acre)	32.4%	100.0%	16.53	167,000	167,000	-	-	New World Mall LLC

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property under Development:
Rego Park II Apartment Tower, Queens, NY	32.4%	-	-	255,000	-	255,000	-

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.7%	73.71	2,433,000	2,178,000	255,000	1,032,004

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%	-	-	1,400,000	1,400,000	-	-

Residential:
50-70 W 93rd Street (326 units)	49.9%	97.8%	-	283,000	283,000	-	65,000

Independence Plaza, Tribeca (1,328 units)
-Residential	50.1%	95.6%	-	1,187,000	1,187,000	-
-Retail	50.1%	80.3%	30.64	51,000	51,000	-		Duane Reade, Food Emporium
				1,238,000	1,238,000	-	550,000

Total Residential		96.1%		1,521,000	1,521,000	-	615,000

Total New York		96.8%	$77.20	29,238,000	28,268,000	970,000	$9,441,202

Vornado's Ownership Interest		97.3%	$76.68	23,053,000	22,431,000	621,000	$6,551,991

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.

(2)			Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $11.27 PSF.

(3)			75,000 square feet is leased from the office condo.

(4)			Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	89.1%	$43.63	2,321,000	2,321,000	-		$223,099	General Services Administration, Lockheed Martin, Finmeccanica,
									Conservation International, Smithsonian Institution,
									Natl. Consumer Coop. Bank, Council on Foundations,
									Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
									Food Marketing Institute, American Diabetes Association

S. Clark Street / 12th Street - 5 buildings	100.0%	83.3%	37.59	1,540,000	1,540,000	-		58,498	General Services Administration, L-3 Communications,
									The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	81.5%	40.58	1,484,000	1,484,000	-		40,634	General Services Administration,
241-251 18th Street - 4 buildings									Alion Science & Technologies, Booz Allen,
									Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	91.6%	40.32	869,000	506,000	363,000	*	-	General Services Administration, Lockheed Martin
- 3 buildings

2100 / 2200 Crystal Drive - 2 buildings	100.0%	100.0%	33.52	529,000	529,000	-		-	General Services Administration,
									Public Broadcasting Service

223 23rd Street / 2221 South Clark Street	100.0%	-	-	316,000	-	316,000		-	WeWork
- 2 buildings

2001 Jefferson Davis Highway	100.0%	63.6%	36.14	162,000	162,000	-		-	Institute for the Psychology Sciences, VT Aepco, Inc.

Crystal City Shops at 2100	100.0%	96.0%	25.87	80,000	80,000	-		-	Various

Crystal Drive Retail	100.0%	100.0%	46.64	57,000	57,000	-		-	Various

Total Crystal City	100.0%	86.7%	40.09	7,358,000	6,679,000	679,000		322,231

Central Business District:
Universal Buildings	100.0%	95.1%	45.05	685,000	685,000	-		185,000	Family Health International, WeWork
1825-1875 Connecticut Avenue, NW
- 2 buildings

Warner Building - 1299 Pennsylvania	55.0%	78.6%	70.42	613,000	613,000	-		292,700	Baker Botts LLP, General Electric, Cooley LLP,
Avenue, NW									Facebook, Live Nation, APCO Worldwide Inc

2101 L Street, NW	100.0%	99.0%	66.81	380,000	380,000	-		148,237	Greenberg Traurig, LLP, US Green Building Council,
									American Insurance Association, RTKL Associates, DTZ

1750 Pennsylvania Avenue, NW	100.0%	94.0%	48.35	277,000	277,000	-		-	General Services Administration, UN Foundation, AOL

1150 17th Street, NW	100.0%	91.7%	44.61	241,000	241,000	-		28,728	American Enterprise Institute

Bowen Building - 875 15th Street, NW	100.0%	100.0%	69.22	231,000	231,000	-		115,022	Paul Hastings LLP, Millennium Challenge Corporation

1101 17th Street, NW	55.0%	98.4%	47.83	214,000	214,000	-		31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	90.8%	46.72	203,000	203,000	-		14,853	General Services Administration
(ground rent through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE

				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
1726 M Street, NW	100.0%		98.0%	$42.60	92,000	92,000	-		$-	Aptima, Inc., Nelnet Corporation

Waterfront Station	2.5%		-	-	675,000	-	675,000	*	-

1501 K Street, NW	5.0%		100.0%	67.93	379,000	379,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		92.9%	81.41	129,000	129,000	-		-	Bloomberg, Abbott Laboratories, Abbvie US LLC

Total Central Business District			93.4%	55.80	4,119,000	3,444,000	675,000		815,540

Skyline Properties:
Skyline Place - 7 buildings	100.0%		42.0%	33.76	2,130,000	2,130,000	-		559,789	General Services Administration, Analytic Services,
										Northrop Grumman, Axiom Resource Management,
										Booz Allen, Intellidyne, Inc.

One Skyline Tower	100.0%		100.0%	33.10	518,000	518,000	-		138,788	General Services Administration

Total Skyline Properties	100.0%		53.4%	33.51	2,648,000	2,648,000	-		698,577

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		94.8%	44.18	638,000	638,000	-		33,586	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		55.7%	40.76	744,000	532,000	212,000		33,488	General Services Administration, Corporate Executive Board,
										Nathan Associates, Inc.

Total Rosslyn / Ballston			83.7%	43.49	1,382,000	1,170,000	212,000		67,074

Reston:
Commerce Executive - 3 buildings	100.0%	`	87.6%	32.91	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		94.9%	31.76	216,000	216,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		72.5%	42.17	559,000	559,000	-		90,000	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		97.4%	41.61	819,000	819,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	47.93	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			97.9%	42.72	989,000	989,000	-		450,000

Total Washington, DC office properties			82.2%	$43.65	17,690,000	16,105,000	1,585,000		$2,443,422

Vornado's Ownership Interest			81.5%	$42.53	14,538,000	13,731,000	807,000		$1,792,900

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
Riverhouse - 3 buildings (1,670 units)	100.0%	96.6%	$-	1,802,000	1,802,000	-		$259,546

West End 25 (283 units)	100.0%	98.6%	-	273,000	273,000	-		101,671

220 20th Street (265 units)	100.0%	98.1%	-	269,000	269,000	-		71,012

Rosslyn Plaza - 2 buildings (196 units)	43.7%	98.5%	-	253,000	253,000	-		-

Total Residential		97.1%		2,597,000	2,597,000	-		432,229

Other:
Crystal City Hotel	100.0%	100.0%	-	266,000	266,000	-		-

Met Park / Warehouses - 1 building	100.0%	100.0%	-	129,000	109,000	20,000	*	-

The Bartlett - 1 building	100.0%	-	-	618,000	-	618,000		-	Whole Foods

Other - 3 buildings	100.0%	100.0%	-	11,000	9,000	2,000	*	-

Total Other		100.0%		1,024,000	384,000	640,000		-

Total Washington, DC		84.6%	$43.65	21,311,000	19,086,000	2,225,000		$2,875,651

Vornado's Ownership Interest		84.2%	$42.53	18,016,000	16,570,000	1,446,000		$2,225,129

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.

OTHER
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)		Major Tenants
555 CALIFORNIA STREET:
555 California Street	70.0%		97.0%	$66.36	1,507,000	1,507,000	-	$595,708		Bank of America, Dodge & Cox, Goldman Sachs & Co.,
										Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
										McKinsey & Company Inc., UBS Financial Services,
										KKR Financial, Microsoft Corporation,
										Fenwick & West LLP (lease not commenced)

315 Montgomery Street	70.0%		100.0%	47.58	231,000	231,000	-	-		Bank of America, Regus (lease not commenced)

345 Montgomery Street	70.0%		100.0%	96.83	64,000	64,000	-	-		Bank of America

Total 555 California Street			97.5%	$65.03	1,802,000	1,802,000	-	$595,708

Vornado's Ownership Interest			97.5%	$65.03	1,261,000	1,261,000	-	$416,996

The Mart:
Illinois:
The Mart, Chicago	100.0%		94.5%	$36.88	3,568,000	3,568,000	-	$550,000		American Intercontinental University (AIU), Steelcase,
										Baker, Knapp & Tubbs, Motorola Mobility (guaranteed by Google),
										CCC Information Services, Ogilvy Group (WPP),
										Chicago Teachers Union, Publicis Groupe,
										Office of the Special Deputy Receiver, Holly Hunt Ltd.,
										Razorfish, 1871, Chicago School of Professional Psychology,
										Yelp Inc., Paypal, Inc.

Other	50.0%		100.0%	32.82	19,000	19,000	-	22,682

Total Illinois			94.5%	36.86	3,587,000	3,587,000	-	572,682

Total The Mart			94.5%	$36.86	3,587,000	3,587,000	-	$572,682

Vornado's Ownership Interest			94.5%	$36.86	3,578,000	3,578,000	-	$561,341

85 Tenth Avenue:
NEW YORK
85 Tenth Avenue, Manhattan										Google, General Services Administration,
										Telehouse International Corp., L-3 Communications,
- Office	49.9%	(2)	100.0%	$62.70	576,000	576,000	-			Moet Hennessy USA, Inc.
- Retail	49.9%	(2)	100.0%	66.45	38,000	38,000	-			Craft Restaurants Inc., IL Posto LLC, Toro NYC Restaurant
	49.9%	(2)	100.0%	62.85	614,000	614,000	-	$270,000	(3)

Total 85 Tenth Avenue			100.0%	$62.85	614,000	614,000	-	$270,000

Vornado's Ownership Interest			100.0%	$62.85	306,000	306,000	-	$134,730

(1)	Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.
(2)

As of March 31, 2015, we own junior and senior mezzanine loans of 85 Tenth Avenue with an accreted balance of $151.4 million. The junior and senior mezzanine loans bear paid-in-kind interest of 12% and 9%, respectively and mature in May 2017. We account for our investment in 85 Tenth Avenue using the equity method of accounting because we will receive a 49.9% interest in the property after repayment of the junior mezzanine loan. As a result of recording our share of the GAAP losses of the property, the net carrying amount of these loans is $26.2 million on our consolidated balance sheets.

(3)	Excludes the Company's junior and senior mezzanine loans which are accounted for as equity.

REAL ESTATE FUND
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	Fund		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership %		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)									Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%		100.0%	$190.84	95,000	95,000	-		Sephora, Bank of America
- Residential	100.0%		91.7%	-	51,000	51,000	-
	100.0%		97.1%	-	146,000	146,000	-	$146,000

11 East 68th Street Retail	100.0%		100.0%	793.75	11,000	8,000	3,000	-	Belstaff, Kent & Curwen

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	(2)	100.0%	353.24	15,000	15,000	-		Hershey
- Office	75.3%	(2)	100.0%	38.09	220,000	220,000	-		American Management Association
	75.3%	(2)	100.0%	58.21	235,000	235,000	-	310,000

501 Broadway	100.0%		100.0%	238.25	9,000	9,000	-	20,000	Capital One

Culver City, CA:
									Meredith Corp., West Publishing Corp., Symantec Corp.,
800 Corporate Pointe - 2 buildings	100.0%		57.0%	35.22	243,000	243,000	-	60,094	Syska Hennessy Group, X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%		100.0%	133.21	48,000	48,000	-		Anthropologie, Banana Republic
- Theatre	100.0%		100.0%	36.45	79,000	79,000	-		Regal Cinema
	100.0%		100.0%	73.28	127,000	127,000	-	66,000

Total Real Estate Fund	92.4%		84.7%		771,000	768,000	3,000	$602,094

Vornado's Ownership Interest	23.1%		84.7%		178,000	177,000	1,000	$102,628

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Vornado's effective ownership through its Real Estate Fund and its co-investment is 33%.

OTHER
PROPERTY TABLE
			Weighted		Square Feet
			Average				In Service			Under Development
	%	%	Annual Rent		Total		Owned by	Owned By		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property		Company	Tenant (2)		for Lease	(in thousands)	Major Tenants
Other Properties:
NEW JERSEY
Wayne Town Center, Wayne	100.0%	100.0%	$26.25		663,000		101,000	443,000		119,000	$-	JCPenney, Costco, Dick's Sporting Goods
(ground leased through 2064)

Monmouth Mall, Eatontown	50.0%	92.0%	35.30	(3)	1,463,000	(4)	851,000	612,000	(4)	-	165,862	Boscov's, Macy's (4), JCPenney (4), Lord & Taylor,
												Loews Theatre, Barnes & Noble, Forever 21

Total New Jersey					2,126,000		952,000	1,055,000		119,000	165,862

MARYLAND
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99		128,000		128,000	-		-	-	The Home Depot

Total Other Properties		94.5%	$31.19		2,254,000		1,080,000	1,055,000		119,000	$165,862

Vornado's Ownership Interest		96.6%	$27.99		1,293,000		654,000	520,000		119,000	$82,931

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Owned by tenant on land leased from the company.
(3) Weighted Average Annual Rent PSF shown is for in-line tenants only.
(4) Includes square footage of anchors who own their land and building.